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                                                                   EXHIBIT 10.26


                                      447 March Road     Tel: +1 613 592-2790
                                      Ottawa, Ontario    Fax: +1 613 592-6937
                                      K2K 1X8 Canada
                                      www.mdsnordion.com

(MDS NORDION LOGO)


November 21, 2006


Wendy Graham-Coco
Director, R&D Operations
Molecular Insight Pharmaceuticals, Inc.
160 Second Street
Cambridge, MA 02142


Dear Wendy,


RE: AMENDMENT #3 TO AGREEMENT BETWEEN MDS NORDION, A DIVISION OF MDS (CANADA) INC. ("MDS NORDION") AND MOLECULAR INSIGHT PHARMACEUTICALS, INC. (MIP) DATED JUNE 14, 2004 (THE "AGREEMENT").

Reference is made to the Agreement between MDS Nordion and MIP dated the 14th day of June, 2004 (the "Agreement").

In consideration of $1.00 and other valuable consideration the sufficiency of which is hereby acknowledged, the parties desire to further amend the Agreement and extend the term.

     1.  Section 16.1: Initial Term shall be amended to read as follows:

         "The term of this agreement shall commence upon the Effective Date and, unless terminated earlier pursuant to this agreement, or extended upon mutual agreement of the parties, shall expire on December 31, 2007."

All other Terms and Conditions in this agreement shall remain in full force and effect.

The foregoing amendment and agreement shall be effective as of the 26th day of Nov., 2006.

In you agree with the foregoing, please execute this Agreement in the space provided below.



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[MDS Nordion LOGO]


MDS NORDION, A DIVISION OF MDS (CANADA) INC.


Per: /s/ Chris Wagner

Name: Chris Wagner
Title: Senior Vice President
       Sales & Marketing

                                     We agree this 26th day of November, 2006

                                     MOLECULAR INSIGHT PHARMACEUTICALS INC.

                                     Per: /s/ John E. McCray

                                     Name: John E. McCray

                                     Title: Chief Operating Officer

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